UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Ramaco Resources, Inc.

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Ramaco Resources, Inc.

Notice of Annual Meeting of Shareholders

to be held on June 12, 2018

and Proxy Statement

Welcome to the Ramaco Resources Annual Shareholder Meeting

April 30, 2018

Dear Fellow Shareholders:

We are pleased to invite you to attend our annual shareholder meeting to be held on June 12, 2018, at 1:30 p.m. eastern time at Yorktown Partners LLC, 410 Park Avenue, Suite 1900, New York, New York 10022.

As explained in the enclosed proxy statement, at this year’s meeting you will be asked to vote for the election of nine directors.

Your vote is very important to us – participate in the future of Ramaco Resources and exercise your shareholder right by voting your shares right away.

Only shareholders of record at the close of business on April 13, 2018, or their proxy holders, may vote at the meeting. Attendance at the meeting is limited to shareholders or their proxy holders and Ramaco Resources guests. Only our shareholders or their valid proxy holders may address the meeting.

Please review the proxy card for the instructions on how you can vote your shares over the internet, by telephone or by mail. It is important that all Ramaco Resources shareholders, regardless of the number of shares owned, participate in the affairs of the Company.

Thank you for your continued interest in Ramaco Resources.

Sincerely,

Randall W. Atkins Executive Chairman and Chairman of the Board	Michael D. Bauersachs President and Chief Executive Officer

2018 Proxy Statement

Table of Contents

FREQUENTLY ASKED QUESTIONS ABOUT VOTING	1
On what am I voting?	1
Who may vote?	1
How many votes do I have?	1
How do I vote?	1
What are the Board’s recommendations?	1
What if I change my mind after I have voted?	1
Will my shares be voted if I do not provide my proxy and don’t attend the annual meeting?	2
Do I need a ticket to attend the meeting?	2
What constitutes a quorum?	2
What vote is required to approve each of the proposals?	2
Who conducts the proxy solicitation and how much will it cost?	2
ITEM 1: ELECTION OF DIRECTORS	3
Nominees for Directors	3
CORPORATE GOVERNANCE	5
Code of Conduct and Financial Code of Ethics	5
Conflicts of Interest and Related-Party Transactions	5
Board Leadership	6
The Board’s Role in Risk Oversight	6
Director Attendance	7
Board Organization and Committees	7
Executive Sessions of the Board	8
Determining Executive and Director Compensation	8
Compensation Committee Interlocks and Insider Participation	8
Shareholder Communications with Directors	8
Website Availability of Documents	8
DIRECTOR COMPENSATION	9
Director Compensation Table	9
STOCK OWNERSHIP	10
EXECUTIVE OFFICERS	12
EXECUTIVE COMPENSATION TABLES	13
Summary Compensation Table for 2017	13
Outstanding Equity Awards At Fiscal Year-End 2017	14
Potential Payments upon Change in Control or Termination	14
EQUITY COMPENSATION PLAN INFORMATION	15
REPORT OF THE AUDIT COMMITTEE	16
PRINCIPAL ACCOUNTING FIRM FEES	17
Audit Committee Policies and Procedures for Preapproval of Audit and Non-Audit Services	17
GENERAL INFORMATION	18
Shareholder Proposals for 2019 Annual Meeting	18
Section 16(a) Beneficial Ownership Reporting Compliance	18
Householding of Annual Meeting Materials	18
Annual Report to Shareholders	18

250 West Main Street, Suite 1800 Lexington, Kentucky 40507
Notice of Annual Meeting of Shareholders

Dear Shareholders:

You are cordially invited to attend the 2018 annual meeting of shareholders of Ramaco Resources, Inc. This is your notice for the meeting.

TIME AND DATE

1:30 p.m. Eastern Time on June 12, 2018

PLACE

Yorktown Partners LLC located at 410 Park Avenue, Suite 1900, New York, New York 10022.

ITEMS OF BUSINESS

•	To elect the nine nominees named in the proxy statement as directors to hold office until the 2019 annual meeting; and

•	To consider and act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE

Shareholders of record at the close of business on April 13, 2018 are entitled to vote.

PROXY VOTING

Each share entitles the holder to one vote. You may vote either by attending the meeting or by proxy. For specific voting information, please see “Frequently Asked Questions About Voting” beginning on page 1 of the proxy statement that follows. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote by proxy over the Internet at http://www.proxyvote.com or by telephone, or, if you requested paper copies of the proxy materials, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the meeting regardless of whether you attend.

In accordance with the Securities and Exchange Commission’s “notice and access” model, we are providing our Notice of Annual Meeting of Shareholders, Proxy Statement and annual report on Form 10-K for the year ended December 31, 2017 to you online with paper copies available, free of charge, upon request. On or about April 30, 2018, we will begin mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable. We believe this process provides our shareholders with a convenient way to access the proxy materials and submit their proxies online, while allowing us to reduce our environmental impact as well as the costs of printing and distribution.

Sincerely,

Randall W. Atkins

Executive Chairman and

Chairman of the Board

April 30, 2018

Important Notice Regarding the Availability of Proxy Materials

for the Annual Shareholder Meeting to be Held on June 12, 2018:

The notice of annual meeting, proxy statement and 2017 annual report to shareholders are available electronically at www.proxyvote.com

2018 Proxy Statement

RAMACO RESOURCES, INC.

250 West Main Street, Suite 1800

Lexington, Kentucky 40507

(859) 244-7455

Proxy Statement

FREQUENTLY ASKED QUESTIONS ABOUT VOTING

On what am I voting?

Item Description	More Information	Board Recommendation	Broker non-votes	Abstentions	Votes required for approval
Item 1: Election of directors	Page 3	FOR each nominee	Do not count	Do not count	Plurality of votes cast

Who may vote?

Shareholders recorded in our stock register at the close of business on April 13, 2018 may vote at the meeting. As of that date, there were 40,077,599 shares of our common stock outstanding.

How many votes do I have?

You have one vote for each share of our common stock you owned as of the record date for the meeting.

How do I vote?

Our proxy materials are available to shareholders on the Internet and by mail.  You may read, print and download our 2017 annual report, proxy statement and proxy card at http://www.proxyvote.com. On an ongoing basis, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail. You may vote your shares by the Internet at http://www.proxyvote.com, by regular mail or in person at the meeting. Each of these voting options is described in the Notice of Availability and the proxy card.

To ensure that your vote is counted at the meeting, regardless of whether you plan to attend, you should vote by using the Internet voting option on your proxy card or mailing in your proxy card. If you return an executed proxy card without marking your instructions, your executed proxy card will be voted in accordance with the recommendations of the Board. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted per your instructions.

What are the Board’s recommendations?

The Board’s recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board and the Audit Committee recommend a vote as follows:

•	FOR the election of the nine nominees named in this proxy statement as directors.

If any other matters properly come before the annual meeting, we will vote the shares in accordance with our best judgment and discretion.

What if I change my mind after I have voted?

You may revoke your proxy before it is voted by:

•	submitting a new proxy card with a later date;

•	voting in person at the meeting; or

•	giving written notice to the Corporate Secretary at Ramaco Resources’ address shown above.

Will my shares be voted if I do not provide my proxy and don’t attend the annual meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted. If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. However, the proposal to elect directors is not considered routine. As a result, no broker may vote your shares on the proposal to elect directors without your specific instructions.

Do I need a ticket to attend the meeting?

To be admitted to the meeting, you must provide proof of ownership of our common stock and proof of identification. If you plan to attend the meeting and your shares are held by banks, brokers, stock plans or other holders of record (in “street name”), you will need to provide proof of ownership. Examples of proof of ownership include a recent brokerage statement or letter from your broker or bank. All shareholders will be required to present valid picture identification, such as a driver’s license, before being admitted to the meeting.

What constitutes a quorum?

To carry on the business of the meeting, we must have a quorum. This means at least a majority of the voting power of all of the outstanding shares of stock entitled to vote as of the record date must be represented at the meeting, either by proxy or in person. Shares of common stock owned by Ramaco Resources are not voted and do not count for this purpose.

Abstentions and proxies submitted by brokers that do not indicate a vote because they do not have discretionary authority and have not received instructions as to how to vote on a proposal (so-called “broker non-votes”) will be considered as present for quorum purposes.

What vote is required to approve each of the proposals?

Under our bylaws, directors are elected by a plurality of the votes cast at the meeting. This means that the nine directors who receive the most “for” votes are elected. Abstentions and broker non-votes will not affect the outcome of the vote. For additional information on the election of directors, see “Item 1: Election of Directors—Plurality Voting in Director Elections.”

Who conducts the proxy solicitation and how much will it cost?

Ramaco Resources is requesting your proxy for the annual shareholder meeting and will pay all the costs of requesting shareholder proxies. We can request proxies through the mail, in person, or by telephone, fax or Internet. We can use directors, officers and other employees of Ramaco Resources to request proxies. Directors, officers and other employees will not receive additional compensation for these services. We will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

ITEM 1: ELECTION OF DIRECTORS

Nominees for Directors

Each of our directors will be elected at this year’s meeting to a one-year term expiring at the annual meeting in 2019.

If any nominee becomes unavailable for election, the Board of Directors can name a substitute nominee, and proxies will be voted for the substitute nominee pursuant to discretionary authority.

Listed below are the biographies of each director nominee. The biographies include information regarding each individual’s service as a director of the Company, business experience, director positions at public companies held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company.

The nine nominees for election at the annual meeting are listed below.

RANDALL W. ATKINS

Randall W. Atkins, age 65, has served as our Executive Chairman and Chairman of our board of directors since August 2015. Mr. Atkins has been involved in energy related investment and financing activity for over 35 years. He has also served as Chairman and Chief Executive Officer of Ramaco Coal, LLC from 2011 to present. Prior to the formation of Ramaco, Mr. Atkins was a banker at J.P. Morgan and had worked in various investment banking and private equity positions in the mining and energy fields. He also served as the Chief Executive Officer of a private entity, owned in partnership with the Estee Lauder family, focused on energy and resource investments in Eastern Europe. He began his career at Ashland Oil, Inc. Mr. Atkins holds a B.A. degree from Duke University and a J.D. degree from Washington & Lee University School of Law.

We believe that Mr. Atkins’s considerable financial and energy investment experience brings important and valuable skills to the board of directors and qualifies him to serve on our board of directors.

Non-Independent Director Nominee Executive Chairman Committees: Compensation

MICHAEL D. BAUERSACHS

Michael D. Bauersachs, age 53, has served as our President and Chief Executive Officer and director since August 2015. Mr. Bauersachs has over 30 years of experience in the coal industry. He has also served as president and a director of Ramaco Coal, LLC from 2011 until present. Additionally, Mr. Bauersachs is currently an owner of MyDirectMD, LLC and the sole member of MDB Energy, LLC. From 2010 to 2011, Mr. Bauersachs worked at Trinity Coal as Executive Vice President—Business Development & Land. From 1998 until 2010, he worked at Massey Energy Company. While at Massey Energy Company, he held the position of Vice President of Planning and was responsible for acquiring over 1.5 billion tons of Appalachian coal reserves and numerous mining complexes. He held similar positions at Arch Mineral Corporation (now Arch Coal) and Zeigler Coal Holding Company, respectively. His background has provided him with extensive experience in every major coal-producing region in the U.S. Mr. Bauersachs has a B.S. degree from Illinois College and received his M.B.A. from Southern Illinois University at Edwardsville.

We believe that Mr. Bauersachs’ extensive experience in the coal industry brings valuable strategic and analytical skills to the board of directors and qualifies him for service on our board of directors.

Non-Independent Director Nominee President and Chief Executive Officer Committees: None

BRUCE CRYDER

Bruce Cryder, age 71, has served as a member of our board of directors since June 2017. Mr. Cryder is a senior partner at Bingham Greenebaum Doll LLP, where he has practiced law since 1988. During his tenure at Bingham Greenebaum Doll LLP he developed a practice serving primarily the coal industry. For seven years prior to joining Bingham Greenebaum Doll LLP, Mr. Cryder was in-house counsel with a company originally known as Utah International (subsequently acquired by General Electric and then BHP Billiton), a privately owned mining company with interests and operations in many commodities around the world. Prior to taking the position with Utah International, Mr. Cryder served as an assistant attorney general of Ohio for five years, with responsibilities in the environmental and natural resources regulatory programs, and then worked as a Field Solicitor for the U.S. Department of the Interior for three years. Mr. Cryder received a B.A. from Ohio University and a J.D. from Ohio State University. He is admitted to practice in Ohio, Kentucky, and the United States Supreme Court.

We believe that Mr. Cryder’s management experience and background in the coal industry, combined with his experience in advising on various legal matters, qualifies him for service on our board of directors.

Independent Director Nominee Committees: Environmental, Health and Safety

PATRICK C. GRANEY, III

Patrick C. Graney, age 64, has served as a member of our board of directors since December 2016. Mr. Graney is currently a private investor. Previously, Mr. Graney founded and served as Chairman of the One Stop Convenience Store Chain from 1981 until its purchase by Cross America Partners in July 2015. Mr. Graney was the President and CEO, and a director and major shareholder of Petroleum Products, Inc., a motor fuel and lubricant distribution company from 1985 until it was sold to the private equity group SPI Petroleum in May 2007. Mr. Graney continued in his management role with the business and acted as the Eastern United States President of Petroleum Products, Inc. during a high growth period overseeing both acquisitions and greenfield new developments until his retirement in December 2012. Mr. Graney was first elected to the Board of City National Bank, a public company, in July of 2015 and is now serving an additional term with that company elected again in April 2016. He also serves on the Boards of several privately held companies in which he is an investor with operations in the West Virginia area. Mr. Graney is currently involved and has been involved in a variety of public service and community projects, including, among others, two consecutive terms as a Class B Director representing West Virginia to the Richmond Federal Reserve. Mr. Graney received a B.A. degree from The University of Virginia, and an M.B.A. from the Colgate Darden School at The University of Virginia.

We believe that Mr. Graney’s extensive leadership and financial experience brings valuable strategic and managerial skills to the board of directors and qualifies him to serve on our board of directors.

Independent Director Nominee Committees: Audit Environmental, Health and Safety

W. HOWARD KEENAN, JR.

W. Howard Keenan, Jr., age 67, has served as a member of our board of directors since December 2016. Mr. Keenan has over 40 years of experience in the financial and energy businesses. Since 1997, he has been a Member of Yorktown Partners LLC, a private investment manager focused on the energy industry. From 1975 to 1997, he was in the Corporate Finance Department of Dillon, Read & Co. Inc. and active in the private equity and energy areas, including the founding of the first Yorktown Partners fund in 1991. Mr. Keenan also serves on the Board of Directors of Antero Resources Corporation and the general partner of Antero Midstream Partners LP. In addition, he is serving or has served as a director of multiple Yorktown Partners portfolio companies. Mr. Keenan holds a Bachelor of Arts degree cum laude from Harvard College and a Masters of Business Administration degree from Harvard University.

Mr. Keenan was selected to serve on our board of directors in light of his finance skills and energy industry knowledge. Mr. Keenan has broad knowledge of the energy industry and significant experience with energy companies. We believe his skills and background qualifies to serve as a member of our board of directors.

Non-Independent Director Nominee Committees: Compensation

TRENT KOSOSKI

Trent Kososki, age 36, has served as member of our board of directors since December 2016. Mr. Kososki joined Energy Capital Partners in 2005 and has been a principal at the firm since 2014. From June 2004 until September 2005, Mr. Kososki worked at Credit Suisse First Boston in the Financial Sponsors Investment Banking Group. Mr. Kososki currently serves on the Board of Directors of ADA Carbon Solutions, LLC, Chieftain Sand and Proppant, LLC and Furie Operation Alaska, LLC and serves as a board observer to Cornucopia Oil & Gas Company, LLC, Sungevity, Inc. and Rimrock Midstream, LLC. Mr. Kososki received a B.S. in Electrical Engineering, with a minor in Economics, from Duke University.

We believe that Mr. Kososki’s extensive experience in finance and the energy industry qualifies him to serve on our board of directors.

Non-Independent Director Nominee Committees: None

BRYAN H. LAWRENCE

Bryan Lawrence, age 75, has served as a member of our board of directors since December 2016. Mr. Lawrence is a founder and senior manager of Yorktown Partners LLC, the manager of the Yorktown group of investment partnerships, which make investments in companies engaged in the energy industry. The Yorktown partnerships were formerly affiliated with the investment firm of Dillon, Read & Co. Inc. where Mr. Lawrence had been employed since 1966, serving as a Managing Director until the merger of Dillon Read with SBC Warburg in September 1997. Mr. Lawrence also serves as a director of Carbon Natural Gas Company, Hallador Energy Company, Star Group, L.P. and Rhino Resource Partners LP (each a United States publicly traded company) and certain nonpublic companies in the energy industry in which Yorktown partnerships hold equity interests. Mr. Lawrence is a graduate of Hamilton College and also has an M.B.A. from Columbia University.

We believe that Mr. Lawrence’s wealth of industry-specific transactional skills and experience qualifies him to serve on our board of directors.

Non-Independent Director Nominee Committees: None

TYLER REEDER

Tyler Reeder, age 44, has served as member of our board of directors since December 2016. Mr. Reeder joined Energy Capital Partners in 2006 and has been a partner of the firm since 2011. From December 2003 until March 2006, Mr. Reeder was a Vice President of Power and Fuel Markets of Texas Genco, LLC. From 1998 to 2002, Mr. Reeder was a Director for Energy Markets and a Finance Manager at Orion Power Holdings, Inc., where he was responsible for power marketing, transaction analysis and execution. From 1996 to 1998, Mr. Reeder worked at Goldman, Sachs & Co. Mr. Reeder currently serves on the boards of ADA Carbon Solutions, LLC, Broad River Power Holdings, LLC, CE2 Carbon Capital, LLC, Empire Gen Holdings, Inc., Terra-Gen, LLC, Energy Solutions, Inc. and Granite Holdings, Inc. (parent company of Wheelabrator Technologies, Inc.). Mr. Reeder received a B.A. in Economics from Colgate University.

We believe that Mr. Reeder’s background in finance and private equity energy investing qualifies him to serve on our board of directors.

Non-Independent Director Nominee Committees: None

RICHARD M. WHITING

Richard M. Whiting, age 63, has served as a member of our board of directors since December 2016. Mr. Whiting previously served as President of Kinder Morgan Resources LLC, a natural resources leasing company, from June 2013 until July 2015. Prior to his time at Kinder Morgan, he served as President, Chief Executive Officer, and Director of Patriot Coal Corporation (“Patriot Coal”) from October 2007 until May 2012 which filed for reorganization under Chapter 11 of the United States Bankruptcy Code in July 2012. Prior to the spin-off of Patriot Coal from Peabody Energy Corporation (“Peabody”) in 2007, Mr. Whiting was Peabody’s Executive Vice President & Chief Marketing Officer. He also previously served as President & Chief Operating Officer and Director of Peabody from 1998 to 2002. During his tenure at Patriot Coal, Mr. Whiting also served as a Director of the National Mining Association (“NMA”), a member of NMA’s Executive Committee, Chairman of NMA’s Audit & Finance Committee, and Chairman of COALPAC. He was Chairman of NMA’s Safety & Health Committee from 1998 to 2002, and Chairman of the Bituminous Coal Operators’ Association from 1998 to 2002. He served as a Director of the National Coal Council from January 2014 to December 2017 and he previously served as a member of the Society of Mining Engineers Foundation Board of Trustees from March 2006 to February 2016. Mr. Whiting holds a B.S. degree in Mining Engineering from West Virginia University.

We believe that Mr. Whiting’s business experience and leadership roles bring valuable strategic and analytical skills to the board of directors and qualify him for service.

Independent Director Nominee Committees: Audit Compensation Environmental, Health and Safety

The Board of Directors recommends a vote FOR the election of each of the nominees as directors.

CORPORATE GOVERNANCE

Criteria for Director Nominations

In assessing the qualifications of candidates for nomination as director in addition to qualifications set forth in our bylaws, the Board considers whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the board of directors’ ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of the committees of the board of directors to fulfill their duties

Although the Board is willing to consider candidates recommended by our shareholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by our shareholders. The Board believes that a formal policy is not necessary or appropriate because of the small size of the Board and because the current Board already has a diversity of business background and industry experience. Our Board will consider director candidates recommended by shareholders who are highly qualified in terms of business experience and be both willing and expressly interested in serving on the Board. Shareholders recommending candidates for consideration should send their recommendations to us at our principal executive offices (Ramaco Resources Inc., 250 West Main Street, Suite 1800, Lexington, Kentucky 40507) in accordance with the procedures described in our amended and restated bylaws. The Board will consider recommendations for the 2019 annual meeting if they are received on or after the close of business on February 12, 2019, but no later than the close of business on March 14, 2019.

Director Independence

The Board of Directors determined that Messrs. Bruce E. Cryder, Patrick C. Graney, III and Richard M. Whiting are independent within the meaning of the listing standards for general independence of the NASDAQ Global Select Market.

Under the listing standards, the Audit Committee is required to be composed solely of independent directors. The standards for audit committee membership include additional requirements under rules of the Securities and Exchange Commission. The Board has determined that all of the members of the audit committee meet the applicable independence requirements.

Because we are considered to be a controlled company under Nasdaq rules, we are eligible for exemptions from provisions of these rules requiring a majority of independent directors, nominating and corporate governance and compensation committees composed entirely of independent directors and written charters addressing specified matters. We have elected to take advantage of these exemptions, except that our board of directors has established the Compensation Committee and adopted a written charter for such committee. In the event that we cease to be a controlled company within the meaning of these rules, we will be required to comply with these provisions after the specified transition periods.

Code of Conduct and Financial Code of Ethics

Our Code of Conduct and Financial Code of Ethics provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. The Code of Conduct and the Financial Code of Ethics are available on our Internet website, www.ramacoresources.com.

We intend to post on our website any amendments to, or waivers of, any provision of the Code of Conduct or Financial Code of Ethics to the extent applicable to our Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer or that relates to any element of the SEC’s definition of a “code of ethics.”

Conflicts of Interest and Related-Party Transactions

The Audit Committee will address and resolve any issues with respect to related-party transactions and conflicts of interest involving our senior officers, directors or other “related persons” under the applicable disclosure rules of the Securities and Exchange Commission and in accordance with our Related Persons Transactions Policy.

Our Code of Conduct provides that all directors, officers and other employees should avoid actual conflicts of interest as well as potential conflicts of interest, and our Financial Code of Conduct, applicable to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other senior financial officers, similarly obligates those employees to handle actual or apparent conflicts of interest between personal and professional relationships in an ethical manner. Any questionable situation is required to be disclosed to an employee’s direct supervisor or the Chief Compliance Officer, which is currently our Chief Financial Officer.

Pursuant to our Code of Conduct and our Related Persons Transactions Policy, the Board has delegated to the Audit Committee the responsibility for reviewing and resolving any issues with respect to related-party transactions and conflicts of interests involving senior officers or directors of the Company or other related persons under the applicable rules of the Securities and Exchange Commission. Our Code of Conduct requires that (i) each director and officer shall promptly disclose to the Chief Compliance Officer any potential conflicts of interest he (or a member of such person’s immediate family) may have with respect to any matter involving the Company and, if appropriate, recuse himself from any discussions or decisions on any of these matters, and (ii) the Chief Compliance Officer shall promptly advise the Audit Committee and the Chief Executive Officer of any potential conflicts of interest he or she may have with respect to any matter involving the Company and, if appropriate, recuse himself from any discussions or decisions on any of these matters.

In accordance with our Related Persons Transactions Policy, in determining whether to approve or ratify a related-party transaction, the Committee will take into account, among other factors it deems appropriate: (1) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (2) the benefits to the Company and the related person, (3) the extent of the related person’s interest in the transaction, (4) the nature of the interest of the related person and (5) whether the transaction may involve a conflict of interest.

Board Leadership

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as our Board believes it is in our best interests to make that determination based on our position and direction, and membership of the Board. Currently, the position of Chief Executive Officer and Chairman are separate, with Randall W. Atkins serving as Chairman of the Board and Michael D. Bauersachs serving as the Chief Executive Officer.

The Board believes that separating these roles allows the Chief Executive Officer the opportunity to focus on running our business and managing the day-to-day challenges, while providing the Board the opportunity to benefit from the Chairman's ability to support the other members of the Board and work closely with the other members of the executive team.

The Board’s Role in Risk Oversight

The Board of Directors is actively involved in the oversight of risks that could impact Ramaco Resources, and risk oversight is the responsibility of the full Board. The Board has ultimate oversight responsibility for the Company’s system of enterprise risk management.

Throughout the year, the full Board (or the appropriate committee in the case of risks in areas for which responsibility has been delegated to a particular committee) participates in reviews with management on the Company’s risk management process, the major risks facing the Company and steps taken to mitigate those risks. The Board reviews include litigation and other legal matters, regulatory developments, budget and policy, and industry and economic developments. In addition, existing committees help the Board carry out its responsibility for risk oversight by focusing on specific key areas of risk:

•	the Audit Committee oversees the management of financial risks;

•	the Compensation Committee oversees the management of risks relating to our employee compensation plans and arrangements; and

•	the Environmental, Health and Safety Committee oversees the management of risks relating to our environmental, health and safety policies, programs and initiatives.

Director Attendance

Last year, the Board met four times, and the standing committees met a total of six times. Each director attended more than 75% of the meetings (in person or by telephone) of the Board of Directors and each of the committees on which he served in 2017.

Directors are expected to attend annual meetings of shareholders.

Board Organization and Committees

The Board oversees the management of the Company’s business and affairs. The Board appoints committees to help carry out its duties. Messrs. Michael D. Bauersachs, Trent Kososki, Bryan H. Lawrence and Tyler Reeder do not serve on any standing committees. The following table sets forth the standing committees of the Board and their members as of the date of this proxy statement, as well as the number of meetings each committee held during 2017:

Director	Audit Committee	Compensation Committee	Environmental, Health and Safety Committee
Randall W. Atkins		X
Bruce E. Cryder	X		X*
Patrick C. Graney, III	X*		X
W. Howard Keenan, Jr.		X
Richard M. Whiting	X	X*	X
Number of Meetings Held in 2017	4	1	1

*Denotes Chairperson

The primary responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibility for:

	•	the integrity of the financial reports and other financial information provided by us to the public or any governmental body;
	•	our compliance with legal and regulatory requirements;
	•	our systems of internal controls over financial reporting;
	•	the qualifications and independence of our independent auditors;
	•	our auditing, accounting and financial reporting processes generally; and
	•	the performance of such other functions as the Board may assign from time to time.
AUDIT COMMITTEE

The Audit Committee has sole responsibility to appoint and, where appropriate, replace our independent auditors and to approve all audit engagement fees and terms. The Audit Committee’s report is on page 16.

The Board of Directors has determined that Mr. Graney is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission, and that each member of the Audit Committee is independent for purposes of serving on such committee under the Nasdaq listing standards and applicable federal law.

The primary responsibilities of the Compensation Committee are to assist the Board in fulfilling its oversight responsibility for:

	•	our executive and director compensation; and
	•	the administration of our stock incentive plans.
COMPENSATION
COMMITTEE

The Board of Directors has determined that Mr. Whiting meets the independence requirements applicable to the Compensation Committee under the Nasdaq rules. In addition, the Board determined that Mr. Whiting is an “outside director” in accordance with Section 162(m) of the Internal Revenue Code and a “non-employee director” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

ENVIRONMENTAL,	The primary responsibilities of the Environmental, Health and Safety Committee are to assist the Board in fulfilling its oversight responsibility for:
HEALTH AND
SAFETY COMMITTEE	•	our environmental, health and safety policies, programs and initiatives.

Executive Sessions of the Board

The small size of the Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. On occasion, the Board will hold separate meetings for independent directors without management present. These meetings generally will be held in conjunction with regularly scheduled meetings and at other times as requested by an independent director.

Determining Executive and Director Compensation

The Compensation Committee of the Board is responsible for determining executive and director compensation. For executive officers other than the Chief Executive Officer and Executive Chairman, the Compensation Committee receives and reviews reports and recommendations from the Chief Executive Officer and Executive Chairman regarding the performance and recommended compensation of the other executive officers of the Company, and the Compensation Committee recommends to the Board the annual compensation, including salary, bonus, incentive and equity compensation, for such officers. The Chief Executive Officer and Executive Chairman may be present during Compensation Committee discussions evaluating and setting the compensation levels of the Company’s executive officers other than themselves, but they may not vote on such deliberations.

In 2017, the Compensation Committee engaged Meridian Compensation Partners, LLC, an independent compensation consultant within the meaning of the rules of the SEC and Nasdaq. Meridian was engaged by the Compensation Committee pursuant to the authority delegated under its charter and serves at the direction of the Compensation Committee. At the request of the Compensation Committee, Meridian provided an assessment of the competitiveness of our executive compensation program and independent director compensation as compared with our competitors, and our Compensation Committee used this assessment as one of several factors in approving target levels of compensation for each executive officer and independent director.

Compensation Committee Interlocks and Insider Participation

During 2017, our last completed fiscal year, two of our executive officers served on the board of directors or compensation committee of a company that had an executive officer that served on our Board. Further, two members of our Board were executive officers of a company in which one of our executive officers served as a member of the board of directors or compensation committee of that company.

Messrs. Atkins and Bauersachs served as executive officers and on the board of directors of Ramaco Coal, LLC.

Shareholder Communications with Directors

Interested parties who wish to make concerns known to the non-management directors may communicate directly with the non-management directors by making a submission in writing to “Board of Directors (independent members)” in care of our Corporate Secretary at the address indicated on the first page of this proxy statement. Aside from this procedure for communications with the non-management directors, the entire Board of Directors will receive communications in writing from shareholders. Any such communications should be addressed to the Board of Directors in care of the Corporate Secretary at the same address.

Website Availability of Documents

Ramaco Resources’s Annual Report on Form 10-K, the charters of the Audit Committee, Compensation Committee, and Environmental, Health and Safety Committee, the Code of Ethics and the Financial Code of Conduct can be found on our website at www.ramacoresources.com. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

DIRECTOR COMPENSATION

The Compensation Committee of the Board oversees fee levels and other elements of compensation for Ramaco Resources’s directors.

Messrs. Cryder, Whiting and Graney receive a monthly retainer of $8,333.33 in the form of cash, as well as discretionary grants of restricted stock. All members of the board of directors are reimbursed for reasonable costs and expenses incurred in attending meetings of the Board.

Messrs. Cryder, Whiting and Graney were each granted a restricted stock award on June 28, 2017 under the Ramaco Resources, Inc. Long-Term Incentive Plan of 8,591 shares of common stock, which shares fully vested on December 31, 2017.

Director Compensation Table

The table below and the narrative in the footnotes provide compensation amounts for our non-employee directors for 2017 as well as additional material information in connection with such amounts. For summary information on the provision of the plans and programs, refer to the “Compensation of Directors” discussion immediately preceding this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Total ($)
Bruce E. Cryder(1)	50,000	50,000	100,000
Richard W. Whiting	95,833	50,000	145,833
Patrick C. Graney III	95,833	50,000	145,833
W. Howard Keenan, Jr.	0	0	0
Trent Kososki	0	0	0
Bryan H. Lawrence	0	0	0
Tyler Reeder	0	0	0

(1)	Mr. Cryder began his service on the Board in June of 2017.
(2)	Reported amounts in the table represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718.

Each independent director then in office as of June 28, 2017 received an annual value-based stock award under our Ramaco Resources, Inc. Long-Term Incentive Plan in 2017. The Board determined a cash value for each award, as of the grant date, of $49,999.62, resulting in a stock award of 8,591 shares of common stock for each independent director. The grant date fair value of the awards, based on the market price of our common stock on the NASDAQ Global Select Market on that date, was $5.82 per share.

STOCK OWNERSHIP

The following table shows stock ownership of (a) each person who is known to us to own beneficially more than 5% of Ramaco Resources’s common stock, based solely on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act, and (b) each director or nominee for director, the Chief Executive Officer, the Chief Financial Officer, the other executive officers for whom we are providing detailed compensation information under “Executive Compensation Tables” and our executive officers and directors as a group. Information for the executive officers and directors is given as of April 27, 2018 except as otherwise indicated. As of April 13, 2018, the Company had 40,077,599 shares of common stock issued, outstanding, and eligible to vote. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (Exchange Act) and, except as otherwise indicated, the respective holders have sole voting and investment powers over such shares.

All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders, directors or NEOs, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o Ramaco Resources, Inc., 250 West Main Street, Suite 1800, Lexington, Kentucky 40507. The address for ECP is 51 John F Kennedy Parkway Suite 200, Short Hills, NJ 07078. The address for Yorktown is 410 Park Avenue, Suite 1900, New York, New York 10022.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Number(2)%
Five Percent Stockholders:
Yorktown Energy Partners IX, L.P.(3)	14,771,525	36.86%
Yorktown Energy Partners X, L.P.(4)	3,692,881	9.21%
Yorktown Energy Partners XI, L.P.(5)	5,587,127	13.94%
Energy Capital Partners Mezzanine Opportunities Fund A, LP(6)	4,423,181	11.04%
Directors and NEOs:
Randall W. Atkins(7)	2,178,559	5.44%
Michael D. Bauersachs(8)	2,197,559	5.48%
Mark A. Clemens	15,000	*
Bruce Cryder	15,319	*
Bryan H. Lawrence(9)	24,051,533	60.01%
W. Howard Keenan(9)	24,051,533	60.01%
Richard M. Whiting	20,591	*
Patrick C. Graney, III	43,091	*
Tyler Reeder(11)	5,631,349	14.05%
Trent Kososki(11)	5,631,349	14.05%
All directors and executive officers as a group (13 persons)	34,153,001	85.22%

*	Represents less than 1%

(1)

Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that person has the right to acquire beneficial ownership of such security within 60 days.

(2)

The number of shares beneficially owned by each person or group as of April 27, 2018 includes shares of common stock that such person or group has the right to acquire within 60 days of April 27, 2018, including upon the exercise of options to purchase common stock or the vesting of restricted stock awards.

(3)

Number of shares based on a Schedule 13D filed with the Securities and Exchange Commission on February 21, 2017. Such filing indicates that Yorktown Energy Partners IX, L.P. has shared voting power with respect to 14,771,525 shares and shared dispositive power with respect to 14,771,525 shares. Yorktown IX Company LP is the sole general partner of Yorktown Energy Partners IX, L.P. Yorktown IX Associates LLC is the sole general partner of Yorktown IX Company LP. As a result, Yorktown IX Associates LLC may be deemed to share the power to vote or direct the vote or to dispose or direct the disposition of the common stock owned by Yorktown Energy Partners IX, L.P. Yorktown IX Company LP and Yorktown IX Associates LLC disclaim beneficial ownership of the common stock held by Yorktown Energy Partners IX, L.P. in excess of their pecuniary interest therein.

(4)

Number of shares based on a Schedule 13D filed with the Securities and Exchange Commission on February 21, 2017. Such filing indicates that Yorktown Energy Partners X, L.P. has shared voting power with respect to 3,692,881 shares and shared dispositive power with respect to 3,692,881 shares. Yorktown X Company LP is the sole general partner of Yorktown Energy Partners X, L.P. Yorktown X Associates LLC is the sole general partner of Yorktown X Company LP. As a result, Yorktown X Associates LLC may be deemed to share the power to vote or direct the vote or to dispose or direct the disposition of the common stock owned by Yorktown Energy Partners X, L.P. Yorktown X Company LP and Yorktown X Associates LLC disclaim beneficial ownership of the common stock held by Yorktown Energy Partners X, L.P. in excess of their pecuniary interest therein.

(5)

Number of shares based on a Schedule 13D filed with the Securities and Exchange Commission on February 21, 2017. Such filing indicates that Yorktown Energy Partners XI, L.P. has shared voting power with respect to 5,587,127 shares and shared dispositive power with respect to 5,587,127 shares. Yorktown XI Company LP is the sole general partner of Yorktown Energy Partners XI, L.P. Yorktown XI Associates LLC is the sole general partner of Yorktown XI Company LP. As a result, Yorktown XI Associates LLC may be deemed to share the power to vote or direct the vote or to dispose or direct the disposition of the common stock owned by Yorktown Energy Partners XI, L.P. Yorktown XI Company LP and Yorktown XI Associates LLC disclaim beneficial ownership of the common stock held by Yorktown Energy Partners XI, L.P. in excess of their pecuniary interest therein.

(6)

Number of shares based on a Schedule 13D filed with the Securities and Exchange Commission on June 2, 2017. Such filing indicates that Energy Capital Partners Mezzanine Opportunities Fund A, LP has shared voting power with respect to 4,423,181 shares and shared dispositive power with respect to 4,423,181 shares.

(7)	Includes options to purchase 468,712 shares of common stock.

(8)	Includes options to purchase 468,712 shares of common stock.

(9)

Because of the relationship of Messrs. Lawrence and Keenan to Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P., and Yorktown Energy Partners XI, L.P. (the “Yorktown Funds”), Messrs. Lawrence and Keenan may be deemed indirect beneficial owners of the 24,051,533 shares of common stock owned by the Yorktown Funds. Pursuant to applicable reporting requirements, Messrs. Lawrence and Keenan are reporting indirect beneficial ownership of the entire amount of the common stock owned by the Yorktown Funds but they disclaim beneficial ownership of such shares.

(10)

Because of the relationship of Messrs. Reeder and Kososki to Energy Capital Partners Mezzanine Opportunities Fund, LP, Energy Capital Partners Mezzanine Opportunities Fund A, LP and ECP Mezzanine B (Ramaco IP), LP. (the “ECP Funds”), Messrs. Reeder and Kososki may be deemed indirect beneficial owners of the 5,631,349 shares of common stock owned by the ECP Funds. Pursuant to applicable reporting requirements, Messrs. Reeder and Kososki are reporting indirect beneficial ownership of the entire amount of the common stock owned by the ECP Funds but they disclaim beneficial ownership of such shares.

EXECUTIVE OFFICERS

Name and Principal Position	Age	Position
Randall W. Atkins	65	Executive Chairman, Director and Chairman of the Board
Michael D. Bauersachs	53	President, Chief Executive Officer and Director
Mark A. Clemens	50	Executive Vice President and Chief Commercial Officer
Marc R. Solochek	72	Chief Financial Officer
Michael P. Windisch	43	Chief Accounting Officer
Christopher L. Blanchard	43	Chief Operating Officer

Biographical information for Messrs. Atkins and Bauersachs is set forth in this proxy statement under the heading “Item 1: Election of Directors.”

Mark A. Clemens. Mark Clemens has served as our Executive Vice President and Chief Commercial Officer since December 2017. Mr. Clemens served as our Chief Operating Officer from January 2016 until December 2017. Prior to joining us, Mr. Clemens was self-employed as a consultant for companies in the coal industry, including Ramaco, from December 2012 to January 2016. Prior to that time, from November 2011 to December 2012, Mr. Clemens served as president of Trinity Coal Corporation. Additionally, Mr. Clemens served as Massey Energy’s Senior Vice President of Group Operations from July 2007 to June 2011. Prior to this role, in addition to various mine management roles, Mr. Clemens was the Corporate Controller for Massey Energy from July 1997 to September 1998. He holds a B.S. degree in Accounting from Marshall University, and has been a Certified Public Accountant since 1991.

Marc R. Solochek. Marc Solochek has served as our Chief Financial Officer since October 2016. Prior to joining the Company, Mr. Solochek has been a consultant to the coal industry since 2006. Mr. Solochek has over 30 years of experience in the coal industry. From August 2006 to May 2011, he also served as Chief Executive Officer of Medical Information Systems Technology, L.L.C. From November 2004 to July 2006, Mr. Solochek served as Chief Financial Officer of Strictly Business Computer Systems, Inc. From December 1998 to February 2006, he served as Executive Vice President and Chief Financial Officer of Vulcan Capital Management, LLC and its affiliates. Mr. Solochek also served in various positions for Ashland Coal, Inc., including Administrative Vice President and Chief Financial Officer from May 1991 to June 1997 and Chief Financial Officer and Treasurer from September 1985 through May 1991. Mr. Solochek is currently on the board of directors of Novadx Ventures Corp. Mr. Solochek received Bachelor of Business Administration: Accounting and J.D., both from the University of Wisconsin.

Michael P. Windisch. Michael Windisch has served as our Chief Accounting Officer since October 2016. Mr. Windisch has over 20 years of experience in accounting, including the last 15 years serving in the role of chief financial officer of companies in the energy and industrial sector. From March 2015 until March 2016, he served as Chief Financial Officer of Foam Design, Inc. From September 2011 until March 2015, he served as Chief Financial Officer of U.S. Coal Corporation. U.S. Coal Corporation entered involuntary bankruptcy in 2014. From 2002 until 2011, he served as Chief Financial Officer of NGAS Resources, Inc. Mr. Windisch also held various roles at PricewaterhouseCoopers LLP, including Senior Associate from 1999 until 2002 and Associate from 1997 to 1999. Mr. Windisch has B.S. in Accountancy and Finance from Miami University.

Christopher L. Blanchard. Chris Blanchard has served as our Chief Operating Officer since December 2017. Mr. Blanchard previously served as an independent contractor to the Company through his company, Carbon Ventures, LLC, and provided project management and operational oversight services to the Company and its affiliates from 2013 through the expiration of his consulting agreement on December 31, 2017. From 2015 to 2016, Mr. Blanchard served as Vice President – Operations and Development for Cutlass Collieries, LLC, a Cline Group Company, where among other duties he was in charge of developing, designing and building a greenfield sub-sea coal operation in Nova Scotia, Canada. Mr. Blanchard previously served as the Director of Operations Support for Alpha Appalachia Services, an Alpha Natural Resources subsidiary, from 2011 to 2012. Mr. Blanchard was President of a subsidiary of Massey Energy Company operating the Upper Big Branch mine in April 2010 at the time of an explosion. Mr. Blanchard was not charged in connection with the incident. Mr. Blanchard received his Bachelor of Science in Mining Engineering from Virginia Polytechnic Institute and State University. Mr. Blanchard also holds a Masters of Business Administration from the University of Charleston and a Master of Science in Systems Engineering from Missouri University of Science and Technology.

EXECUTIVE COMPENSATION TABLES

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”). These rules require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. These officers are referred to as our named executive officers (“NEOs”). The following tables show compensation information for our NEOs for the one-year period ended December 31, 2017.

Summary Compensation Table for 2017

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Total ($)
Randall W. Atkins Executive Chairman, Director and Chairman of the Board	2017 2016	391,167 300,000	340,000 125,000	800,000 —	— 1,222,088	1,531,167 1,647,088
Michael D. Bauersachs President, Chief Executive Officer and Director	2017 2016	391,667 300,000	340,000 125,000	800,000 —	— 1,222,088	1,531,667 1,647,088
Mark A. Clemens Chief Commercial Officer	2017 2016	295,833 250,000	191,250 100,000	450,000 —	— —	937,083 350,000
(1)	Bonus compensation represents the aggregate amount of the annual cash bonuses earned by each Named Executive Officer for the applicable fiscal year.
(2)

Reported amounts in the table represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements for the fiscal year ended December 31, 2017, included in our Annual Report on Form 10-K, filed with the SEC on March 21, 2018.

(3)

Represents the aggregate grant date fair value of stock options granted to Messrs. Atkins and Bauersachs on August 31, 2016, determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation—Stock Compensation, excluding the effect of estimated forfeitures. On December 22, 2016, the terms of the outstanding stock options were amended to provide for the acceleration of the vesting provisions upon the completion of our initial public offering. This amendment did not result in any incremental fair value with respect to the options, computed as of the modification date in accordance with FASB ASC Topic 718. For additional information regarding the assumptions used in determining the FASB ASC Topic 718 grant date fair value of these awards, please see Note 10 to our financial statements for the fiscal year ended December 31, 2016.

Narrative Disclosure to the Summary Compensation Table

For 2017, the principal elements of compensation provided to the Named Executive Officers were base salaries, cash bonuses and awards of our common stock.

Base Salary. Base salaries for our Named Executive Officers during 2017 were generally set at levels deemed by our board of directors as necessary to attract and retain qualified individuals with superior talent commensurate with their relative expertise and prior experience. When establishing the base compensation for our Named Executive Officers during 2017, our board of directors specifically considered our stage of development at that time as well as each of our Named Executive Officers’ duties and responsibilities.

Annual Cash Bonus. Annual cash bonuses are used to motivate and reward our Named Executive Officers. For fiscal 2017, the annual cash bonuses were discretionary and were determined by our Compensation Committee, after considering both individual and Company performance. No specific performance metrics were used to set the annual cash bonuses for our Named Executive Officers in respect of the 2017 fiscal year.

Stock Awards. Grants of restricted stock were made to our Named Executive Officers on June 28, 2017, which awards will vest on December 31, 2019. The Company believes that the stock awards are an appropriate reward for the Company’s continued growth and expansion and further align the interests of Messrs. Atkins, Bauersachs and Clemens with the long-term interests of the Company’s stockholders.

Outstanding Equity Awards At Fiscal Year-End 2017

The following table provides information regarding the outstanding equity awards held by our NEOs as of December 31, 2017. The closing stock price on the NASDAQ Global Select Market on December 29, 2017 was $6.88.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Randall W. Atkins	468,712	—	5.34	08/31/2026	137,457	945,704
Michael D. Bauersachs	468,712	—	5.34	08/31/2026	137,457	945,704
Mark A. Clemens	—	—	—	—	77,320	531,962

(1)	Outstanding stock awards will fully vest on the following dates:

Grant Date	Type of Stock Award	Vesting Date	Atkins	Bauersachs	Clemens
6/28/2017	Stock Award	12/31/2019	137,457	137,457	77,320

Potential Payments upon Change in Control or Termination

We do not currently maintain any employment, severance or change in control agreements with any of our NEOs. In addition, none of our NEOs are currently entitled to any cash payments in connection with a termination of their employment, including a retirement, or a change in control.

On August 31, 2016, stock options were granted to Messrs. Atkins and Bauersachs under our predecessor Ramaco Development, LLC’s 2016 Membership Unit Option Plan (the “Option Plan”). The Option Plan provided that if, following a change in control (as defined in the Option Plan), the stock options were not assumed by the successor company and no substitute stock options were granted by the successor company, then the stock options would vest in full prior to such change in control. Our initial public offering did not constitute a change in control under the Option Plan. If Atkins or Bauersachs resigned or their employment was terminated by Ramaco Development and its affiliates for reasons other than death, disability or for cause (as defined in the Option Plan) then a pro-rata portion of the number of stock options scheduled to vest on the next vesting date would vest on such termination. This pro-rata portion would be calculated by multiplying the total number of stock options scheduled to vest on the next vesting date by a fraction, the numerator of which is the number of months that have elapsed since the last vesting date and the denominator of which is 12. Finally, if Messrs. Atkins’s or Bauersachs’s employment terminated as a result of death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)) then the number of stock options scheduled to vest on the next vesting date would vest on such termination. In the event Messrs. Atkins or Bauersachs were terminated by Ramaco Development and its affiliates for cause, they would forfeit all vested and unvested stock options.

The options granted to Messrs. Atkins and Bauersachs vested in full and were converted into options to purchase our common stock. Our Long-Term Incentive Plan provides that in the event of a change in control or other changes us or our common stock, our board of directors may, in its discretion, (i) accelerate the time of exercisability of an award, (ii) require awards to be surrendered in exchange for a cash payment (including canceling a stock option or SAR for no consideration if it has an exercise price or the grant price less than the value paid in the transaction), (iii) cancel awards that remain subject to a restricted period as of the date of the change in control or other event without payment, or (iv) make any other adjustments to awards that our board of directors deems appropriate to reflect the applicable transaction or event.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to our Long-Term Incentive Plan as of December 31, 2017, the only equity compensation plan in effect as of December 31, 2017, which was approved by our existing shareholders prior to our initial public offering.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans(3)
Equity compensation plans approved by security holders	1,434,214	$5.34	6,440,635

(1)

Includes 496,790 shares issuable upon settlement of outstanding grants of restricted stock awards and 937,424 shares issuable upon the exercise of outstanding options granted under our predecessor’s Option Plan.

(2)	The weighted average price does not take into account the shares issuable upon vesting of outstanding restricted stock awards, which have no exercise price.
(3)

The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, restricted stock units, stock awards, dividend equivalents, other stock-based awards, cash awards, substitute awards and performance awards. The shares remaining available for issuance generally may be used for any of these types of awards.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility for independent oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Ramaco Resources and is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit Ramaco Resources’s financial statements. The Audit Committee is composed of 3 directors, each of whom is independent as defined by the NASDAQ Global Select Market listing standards. The Audit Committee Charter further describes the committee’s responsibilities and is available at www.ramacoresources.com. During 2017, the Audit Committee met 4 times, including meetings to discuss the interim financial information contained in each quarterly earnings announcement with management and Briggs & Veselka Co., Ramaco Resources’s independent registered public accounting firm (independent auditors), prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee (a) obtained from the independent auditors a formal written statement describing all relationships between the auditors and Ramaco Resources that might reasonably be thought to bear on the auditors’ independence consistent with applicable Public Company Accounting Oversight Board (PCAOB) requirements and (b) discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of Ramaco Resources’s internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications and other matters required to be discussed by generally accepted auditing standards, including those described in PCAOB Auditing Standard No. 16, as amended (Communication with Audit Committees), and discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

Management has the responsibility for the preparation of Ramaco Resources’s financial statements and for its internal controls and the independent auditors have the responsibility for the examination of those statements and the related audit of internal control over financial reporting. The Audit Committee reviewed and discussed the audited financial statements of Ramaco Resources as of and for the fiscal year ended December 31, 2017, with management and the independent auditors. The Audit Committee also reviewed and discussed with management and the independent auditors management’s report on internal control over financial reporting.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that Ramaco Resources’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission.

Patrick C. Graney, III, Chairman

Bruce Cryder

Richard M. Whiting

PRINCIPAL ACCOUNTING FIRM FEES

The Audit Committee of the Board has appointed Briggs & Veselka Co. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

The Company does not expect that representatives of Briggs & Veselka Co. will be present at the Annual Meeting.

Aggregate fees related to services provided to Ramaco Resources for the fiscal year ending December 31, 2017 by Ramaco Resources’s principal accounting firm, Briggs & Veselka Co., are set forth below.

	Year Ended December 31,
	2017	2016
Audit fees(1)	$621,650	$318,221
Audit-related fees(2)	19,100	9,000
Total audit and audit-related fees	640,750	327,221
Tax fees	—	—
All other fees	—	—
Total fees	$640,750	$327,221

(1)

For 2017 and 2016, amounts include fees for services provided by the principal accounting firm relating to the integrated audit for financial statements, statutory audits, attest services and regulatory filings.

(2)

For 2017 and 2016, audit-related fees relate to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor, such as employee benefit plan audits, agreed upon procedures required to comply with financial, accounting or regulatory reporting and assistance with internal control documentation requirements.

Audit Committee Policies and Procedures for Preapproval of Audit and Non-Audit Services

The Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided our independent registered public accounting firm.  The policy requires that all services our independent registered public accounting firm provides to us be pre-approved by the Audit Committee.  The Audit Committee approved all services provided by Briggs & Veselka Co. during 2017.

During 2017, no preapproval requirements were waived for services included in the Audit-related fees caption of the fee table above pursuant to the limited waiver provisions in applicable rules of the Securities and Exchange Commission.

GENERAL INFORMATION

In accordance with the Securities and Exchange Commission’s “notice and access” model, we are providing our Notice of Annual Meeting of Shareholders, Proxy Statement and annual report on Form 10-K for the year ended December 31, 2017 to you online with paper copies available, free of charge, upon request. On or about April 30, 2018, we will begin mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable.

The proxy statement and proxy card are being furnished at the direction of the Board of Directors. We will pay all solicitation costs. We will reimburse brokerage firms, nominees, fiduciaries, custodians, and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock. In addition, certain of our directors, officers and employees may solicit proxies by telephone and personal contact.

The Board of Directors does not intend to bring any other matters before the meeting and has not been informed that any other matters are to be properly presented to the meeting by others. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

Shareholder Proposals for 2019 Annual Meeting

Any shareholder who intends to present a proposal at the 2019 annual meeting of shareholders and who requests inclusion of the proposal in Ramaco Resources’ proxy statement and form of proxy in accordance with applicable rules of the Securities and Exchange Commission must file such proposal with us at our principal executive offices (Ramaco Resources Inc., 250 West Main Street, Suite 1800, Lexington, Kentucky 40507) no later than the close of business on March 14, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than ten percent of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. We believe that during the fiscal year ended December 31, 2017, all of our officers and directors complied with these filing requirements.

Householding of Annual Meeting Materials

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple shareholders sharing an address unless a company has received contrary instructions from one or more of the shareholders at that address. This means that only one copy of the Annual Report, this proxy statement and notice may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability and/or proxy statement either now or in the future, please contact our Secretary either by calling (859) 244-7455 or by mailing a request to Attn: Secretary, 250 West Main Street, Suite 1800, Lexington, Kentucky 40507. Upon written or oral request to the Secretary, we will promptly provide a separate copy of the Annual Report and this proxy statement and notice. In addition, shareholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of proxy statements may request to receive a single Notice of Internet Availability or a single copy of proxy statements in the future in the same manner as described above.

Annual Report to Shareholders

The Annual Report to Shareholders, which includes a copy of our annual report on Form 10-K containing our consolidated financial statements for the year ended December 31, 2017, accompanies the proxy material being mailed to all shareholders. The Annual Report is not part of the proxy solicitation material.

By Order of the Board of Directors,

Randall W. Atkins Executive Chairman and Chairman of the Board	Michael D. Bauersachs President and Chief Executive Officer

April 30, 2018

RAMACO RESOURCES, INC.
250 WEST MAIN STREET
SUITE 1800
LEINGTON, KY 40507

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/11/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/11/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Randall W. Atkins
02 Michael D. Bauersachs
03 Bruce Cryder
04 Patrick C. Graney, III
05 W. Howard Keenan, Jr.
06 Trent Kososki
07 Bryan H. Lawrence
08 Tyler Reeder
09 Richard M. Whiting

NOTE: In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000380256_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2017 Annual Report and Notice & Proxy Statement are available at www.proxyvote.com

RAMACO RESOURCES, INC.
Annual Meeting of Shareholders
June 12, 2018 1:30 PM
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint (s) Richard M. Whiting as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to act and vote, as designated on the reverse side of this ballot, all of the shares of Common stock of RAMACO RESOURCES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 01:30 PM, ET on 6/12/2018, at 410 Park Avenue, Suite 1900, New York, New York 10022, and any adjournment or postponement thereof. Receipt of Notice-Proxy Statement dated April 30, 2018 is acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000380256_2 R1.0.1.17

Continued and to be signed on reverse side